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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JUNE 23, 2003

                              NUEVO ENERGY COMPANY
             (Exact Name of Registrant as Specified in Its Charter)

           DELAWARE                                       76-0304436
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)

 1021 MAIN, SUITE 2100, HOUSTON, TEXAS                       77002
(Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code: (713) 652-0706

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ITEM 5.  OTHER EVENTS

         On June 23, 2003, Nuevo Energy Company announced the completion of the partial redemption of the 9 1/2% Senior Subordinated Notes in a press release attached hereto as Exhibit 99.1.

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ITEM 7.  EXHIBITS

(a)      EXHIBITS

         99.1 Press release dated June 23, 2003, announcing completion of the partial redemption of the 9 1/2% Notes.

                                       2
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                                   SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                     NUEVO ENERGY COMPANY
                                                         (Registrant)

Date: June 24, 2003                           By: /s/ James L. Payne
      -------------                               ------------------------------
                                                  James L. Payne
                                                  Chairman, President and
                                                  Chief Executive Officer

Date: June 24, 2003                           By: /s/ Janet F. Clark
      -------------                               ------------------------------
                                                  Janet F. Clark
                                                  Senior Vice President and
                                                  Chief Financial Officer

                                       3
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                                  EXHIBIT INDEX

  99.1 Press release dated June 23, 2003, announcing the completion of the partial redemption of the 9 1/2% Notes.

                                       4